Exhibit 99.13(a)
                                                              Powers of Attorney

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Joseph D. Sargent, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Joseph D. Sargent
                                                    ----------------------------
                                                        Joseph D. Sargent

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Arthur V. Ferrara, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Arthur V. Ferrara
                                                    ----------------------------
                                                        Arthur V. Ferrara

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Frank J. Jones, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Frank J. Jones
                                                    ----------------------------
                                                        Frank J. Jones

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Edward K. Kane, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Edward K. Kane
                                                    ----------------------------
                                                        Edward K. Kane

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that John M. Smith, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ John M. Smith
                                                    ----------------------------
                                                        John M. Smith

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Philip H. Dutter, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Philip H. Dutter
                                                    ----------------------------
                                                        Philip H. Dutter

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Leo R. Futia, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Leo R. Futia
                                                    ----------------------------
                                                        Leo R. Futia

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Peter L. Hutchings, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ Peter L. Hutchings
                                                    ----------------------------
                                                        Peter L. Hutchings

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that William C. Warren, whose signature appears below, constitutes and appoints John M. Smith, Thomas R. Hickey, Jr., Richard T. Potter, Jr. and Vickie Riccardo and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated July 29, 1994

                                                    /s/ William C. Warren
                                                    ----------------------------
                                                        William C. Warren